EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Tri-County Financial Corporation (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Michael L. Middleton
Name: Michael L. Middleton
Title: President and Chief Executive Officer

By:	/s/ William J. Pasenelli
Name: William J. Pasenelli
Title: Executive Vice President and Chief Financial Officer

Date: March 9, 2012